Exhibit 99.1

For Immediate Release	Contact:	David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hhgroup.com

Hudson Highland Group Reports 2007 Third Quarter Financial Results

NEW YORK, NY – October 24, 2007 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the third quarter ended September 30, 2007.

2007 Third Quarter Summary

•	Revenue of $341.3 million, a decrease of 0.1 percent from $341.5 million for the third quarter of 2006

•	Gross margin of $136.1 million, or 39.9 percent of revenue, up 8.2 percent from $125.9 million, or 36.9 percent of revenue, for the same year-ago period

•	Adjusted EBITDA of $11.8 million, or 3.4 percent of revenue, up 3.5 percent from $11.4 million for the third quarter of 2006

•	EBITDA of $12.6 million, or 3.7 percent of revenue, up 35.7 percent from $9.3 million for the same period last year

•	Net income of $3.9 million, or $0.15 per basic and diluted share, compared with net income of $4.3 million, or $0.18 per basic and $0.17 per diluted share, for the third quarter of 2006

“Our strong third quarter results stemmed from continued execution of our strategic objectives, including higher temporary contracting margins in every region and signing a definitive agreement to divest our Australian Trade and Industrial business,” said Jon Chait, Hudson Highland Group chairman and chief executive officer. “As well, our actions in Hudson Americas have begun to pay off with improved sequential performance.”

“Led by Europe and Asia Pacific, our international operations continued to demonstrate steady performance improvement,” added Mary Jane Raymond, executive vice president and chief financial officer. “Given the current global concerns about a slowing economy, we continue to focus on improving our liquidity.”

Unresolved Accounting Issue

The company is examining an accounting issue with its external auditors relating to contingent cash earn out payments the company made in connection with the JMT acquisition between 2004 and 2007. The company accounted for the contingent cash earn out payments as goodwill. The company is determining whether up to $19 million of those payments must be reclassified from goodwill to compensation expense. Any such reclassification could require a restatement of prior period financial statements, but would not affect the company’s cash flows for such periods. The company intends to resolve this accounting issue prior to the timely filing of its Form 10-Q for the third quarter of 2007.

Sale of Australian Trade and Industrial Business

On October 2, 2007, the company announced it had signed a definitive agreement to sell its Australian Trade and Industrial business to the Skilled Group Limited. This represents the company’s exit from the Australian blue-collar labor market, no longer core to its long-term business strategy of specialized professional recruitment, talent management and managed services solutions. The company will record a gain on sale from this transaction in the fourth quarter, as this is expected to close at the end of October, but will treat this business as a discontinued operation in the third quarter of 2007.

Guidance

The company currently expects fourth quarter 2007 revenue of $325 - $340 million at prevailing exchange rates and adjusted EBITDA of $12 - $14 million, excluding the impact of any future restructuring, acquisitions or divestures. This compares with revenue of $329.3 million and adjusted EBITDA of $14.8 million in the fourth quarter of 2006.

Additional Information

Please find additional information about the company’s quarterly results in the shareholder letter in the investor information section of the company’s website at www.hudson.com.

Conference Call/Webcast Hudson Highland Group will conduct a conference call Thursday, October 25, 2007 at 9:00 AM ET to discuss this announcement. Investors wishing to participate can join the conference call by dialing 1-800-374-1532 followed by the participant passcode 20262666 at 8:50 AM ET. For those outside the United States, please call in on 1-706-634-5594 followed by the participant passcode 20262666. Hudson Highland Group’s quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company’s website at www.hudson.com.

The archived call will be available for one week by dialing 1-800-642-1687 followed by the participant passcode 20262666. For those outside the United States, the call will be available on 1-706-645-9291 followed by the participant passcode 20262666.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide. From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses. The company employs more than 3,600 professionals serving clients and candidates in more than 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including those under the caption “Guidance” and other statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, any restatement of the company’s prior period financial statements arising out of the unresolved accounting issue described in this release; the company’s history of negative cash flows and operating losses may continue; the ability of clients to terminate their relationship with the company at any time; the impact of global economic fluctuations on temporary contracting operations; risks and financial impact associated with acquisitions and dispositions of non-strategic assets; the company’s reliance on information systems and technology; competition; fluctuations in operating results; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals and key management personnel; restrictions imposed by blocking arrangements; exposure to employment-related claims and limits on insurance coverage related thereto; government regulations; and restrictions on the company’s operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts’ expectations or estimates or to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,
	2007 (1)	2006 (1)
Revenue	$341,296	$341,523
Direct costs	205,154	215,648

Gross margin	136,142	125,875
Operating expenses:
Selling, general and administrative	124,374	114,501
Depreciation and amortization	3,642	3,864
Business reorganization expenses (recoveries)	(56)	2,090
Merger and integration expenses (recoveries)	(753)	14

Total operating expenses	127,207	120,469
Operating income	8,935	5,406
Other income (expense):
Interest, net	(143)	(661)
Other, net	1,096	709

Income from continuing operations before income taxes	9,888	5,454
Provision for income taxes	5,721	1,994

Income (loss) from continuing operations	4,167	3,460
Income (loss) from discontinued operations, net of income taxes	(277)	866

Net income (loss)	$3,890	$4,326

Basic income (loss) per share:
Income (loss) from continuing operations	$0.16	$0.14
Income (loss) from discontinued operations	(0.01)	0.04

Net income (loss)	$0.15	$0.18

Diluted income (loss) per share:
Income (loss) from continuing operations	$0.16	$0.14
Income (loss) from discontinued operations	(0.01)	0.03

Net income (loss)	$0.15	$0.17

Weighted average shares outstanding
Basic	25,443,000	24,574,000
Diluted	26,058,000	25,023,000

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment and the Australian Trade and Industrial business as discontinued operations. The sale of Highland Partners was completed effective on October 1, 2006 and the sale of the Australian Trade and Industrial business was announced on October 2, 2007.

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2007 (1)	December 31, 2006 (1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$34,874	$44,649
Accounts receivable, net	233,105	213,559
Prepaid and other	17,163	16,682
Current assets from discontinued operations	4,129	5,217

Total current assets	289,271	280,107
Intangibles, net	76,521	37,612
Property and equipment, net	29,187	28,100
Other assets	8,147	5,045
Non-current assets of discontinued operations	8	5

Total assets	$403,134	$350,869

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,116	$24,042
Accrued expenses and other current liabilities	131,408	132,942
Short-term borrowings and current portion of long-term debt	15,494	238
Accrued business reorganization expenses	3,483	5,077
Accrued merger and integration expenses	440	837
Current liabilities from discontinued operations	539	1,134

Total current liabilities	183,480	164,270
Other non-current liabilities	20,205	8,204
Accrued business reorganization expenses, non-current	3,763	3,409
Accrued merger and integration expenses, non-current	398	1,721
Long-term debt, less current portion	27	235

Total liabilities	207,873	177,839

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; issued: 25,594,657 and 24,957,732 shares, respectively	26	25
Additional paid-in capital	438,746	427,645
Accumulated deficit	(294,403)	(298,344)
Accumulated other comprehensive income—translation adjustments	51,193	43,934
Treasury stock, 19,662 shares	(301)	(230)

Total stockholders’ equity	195,261	173,030

	$403,134	$350,869

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment and the Australian Trade and Industrial business as discontinued operations. The sale of Highland Partners was completed effective on October 1, 2006 and the sale of the Australian Trade and Industrial business was announced on October 2, 2007.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Three Months Ended September 30, 2007 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$111,405	$120,213	$109,678	$—	$341,296

Gross margin	$27,706	$60,579	$47,857	$—	$136,142

Adjusted EBITDA (2)	$1,972	$6,556	$9,990	$(6,750)	$11,768
Business reorganization expenses (recoveries)	(63)	(2)	(12)	21	(56)
Merger and integration (recoveries)	(10)	—	—	(743)	(753)

EBITDA (2)	2,045	6,558	10,002	(6,028)	12,577
Depreciation and amortization	1,018	1,553	1,023	48	3,642

Operating income (loss)	$1,027	$5,005	$8,979	$(6,076)	$8,935

For the Three Months Ended September 30, 2006 (1)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Corporate	Total
Revenue	$117,071	$119,872	$104,580	$—	$341,523

Gross margin	$30,237	$53,523	$42,115	$—	$125,875

Adjusted EBITDA (2)	$3,807	$4,982	$9,973	$(7,388)	$11,374
Business reorganization expenses	1,221	579	56	234	2,090
Merger and integration expenses	13	1	—	—	14

EBITDA (2)	2,573	$4,402	9,917	(7,622)	9,270
Depreciation and amortization	1,130	1,819	756	159	3,864

Operating income (loss)	$1,443	$2,583	$9,161	$(7,781)	$5,406

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment and the Australian Trade and Industrial business as discontinued operations. The sale of Highland Partners was completed effective on October 1, 2006 and the sale of the Australian Trade and Industrial business was announced on October 2, 2007.
(2)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. Amortization for 2006 includes accelerated amortization expense related to changes in estimates and valuations.

HUDSON HIGHLAND GROUP, INC.

RECONCILIATION FOR CONSTANT CURRENCY

(in thousands)

(unaudited)

The company defines the term “constant currency” to mean that financial data for a period are translated into U.S. Dollars using the same foreign currency exchange rates that were used to translate financial data for the previously reported period. Changes in revenues, direct costs, gross margin and selling, general and administrative expenses include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The company’s management reviews and analyzes business results in constant currency and believes these results better represent the company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	Quarter Ended September 30,
	2007 (1)			2006 (1)
	As Reported	Currency Translation	Constant Currency	As Reported
Revenue:
Hudson Americas	$111,405	$(69)	$111,336	$117,071
Hudson Europe	120,213	(8,744)	111,469	119,872
Hudson Asia Pacific	109,678	(11,525)	98,153	104,580

Total	341,296	(20,338)	320,958	341,523
Direct costs:
Hudson Americas	83,699	(11)	83,688	86,834
Hudson Europe	59,634	(4,341)	55,293	66,349
Hudson Asia Pacific	61,821	(7,105)	54,716	62,465

Total	205,154	(11,457)	193,697	215,648
Gross margin:
Hudson Americas	27,706	(58)	27,648	30,237
Hudson Europe	60,579	(4,403)	56,176	53,523
Hudson Asia Pacific	47,857	(4,420)	43,437	42,115

Total	$136,142	$(8,881)	$127,261	$125,875

Selling, general and administrative (2)
Hudson Americas	$26,752	$(61)	$26,691	$27,560
Hudson Europe	55,576	(4,035)	51,541	50,360
Hudson Asia Pacific	38,890	(3,619)	35,271	32,898
Corporate	6,798	—	6,798	7,547

Total	$128,016	$(7,715)	$120,301	$118,365

(1)	Note – 2007 and 2006 financial statements have been adjusted to reflect the Highland Partners segment and the Australian Trade and Industrial business as discontinued operations. The sale of Highland Partners was completed effective on October 1, 2006 and the sale of the Australian Trade and Industrial business was announced on October 2, 2007.
(2)	Selling, general and administrative expenses include depreciation and amortization. Amortization for 2006 includes accelerated amortization expense related to changes in estimates and valuations.